Exhibit 99.1

AMENDMENT NO. 2 TO SHAREHOLDER RIGHTS AGREEMENT

        The Shareholder Rights Agreement, dated as of September 23, 1988, as amended and restated as of May 17, 1990, as further amended and restated as of January 17, 1997, and as amended March 29, 2000 (as amended through that date, the “Rights Agreement”) between Perini Corporation, a Massachusetts corporation (the “Company”), and EquiServe Trust Company, N.A., a federally chartered trust company (and successor to State Street Bank and Trust Company in its capacity as the Rights Agent (the “Rights Agent”)) is hereby further amended by this Amendment No. 2 dated as of September 28, 2004 (the “Amendment”). Capitalized terms used herein and not defined herein shall have the meanings given them in the Rights Agreement.

W I T N E S S E T H

        WHEREAS, Section 27 of the Rights Agreement provides that prior to the Distribution Date, the Company and the Rights Agent shall, if the Board of Directors of the Company so directs, supplement or amend any provision of the Rights Agreement as the Board of Directors of the Company may deem necessary or desirable without the approval of any holders of certificates representing shares of common stock of the Company;

        WHEREAS, the Board of Directors is hereby amending the Rights Agreement prior to the Distribution Date under the Rights Agreement; and

        WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders that the Rights Agreement be amended as set forth herein.

        NOW, THEREFORE, in consideration of the promises and mutual agreements herein set forth, the parties hereby agree as follows:

1. That the following sentence shall be inserted as the final sentence to the definition of "Acquiring Person" in Section 1(a) of the Rights Agreement:

     “Notwithstanding anything in this Agreement to the contrary, solely for the purpose of determining whether FMR Corp. (together with each of its Affiliates and Associates (“FMR”)) is an Acquiring Person, FMR shall not be deemed an Acquiring Person under this Agreement if and for so long as both (i) FMR is the Beneficial Owner of less than 15% of the Common Stock outstanding and (ii) FMR is permitted by Regulation 13D-G promulgated under the Exchange Act to report such ownership on Schedule 13G (or any form of schedule which is the successor to Schedule 13G) and does not report such ownership on any other form of schedule permitted by Regulation 13D-G, such as Schedule 13D.”

2. That the following sentence shall be inserted as the final sentence to the definition of "Adverse Person" in Section 1(b) of the Rights Agreement:

     “Notwithstanding anything in this Agreement to the contrary, the Board of Directors may not declare FMR an Adverse Person if and for so long as both (i) FMR is the Beneficial Owner of less than 15% of the Common Stock outstanding and (ii) FMR is permitted by Regulation 13D-G promulgated under the Exchange Act to report such ownership on Schedule 13G (or any form of schedule which is the successor to Schedule 13G) and does not report such ownership on any other form of schedule permitted by Regulation 13D-G, such as Schedule 13D.”

3. That the following sentence shall be inserted as the final sentence to the definition of "Stock Acquisition Date" in Section 1(s) of the Rights Agreement :

     “Notwithstanding anything in this Agreement to the contrary, solely for the purpose of determining whether a Stock Acquisition Date has occurred, FMR shall be deemed not to beneficially own any shares of Common Stock if and for so long as both (i) FMR is the Beneficial Owner of less than 15% of the Common Stock outstanding and (ii) FMR is permitted by Regulation 13D-G promulgated under the Exchange Act to report such ownership on Schedule 13G (or any form of schedule which is the successor to Schedule 13G) and does not report such ownership on any other form of schedule permitted by Regulation 13D-G, such as Schedule 13D.”

4. That this Amendment shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

5. That the remaining provisions of the Rights Agreement remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.

PERINI CORPORATION

By:/s/Michael E. Ciskey
       Name: Michael E. Ciskey
       Title: Vice President and Chief Financial Officer

EQUISERVE TRUST COMPANY, N.A.,
as Rights Agent

By: /s/Katherine Anderson
       Name: Katherine Anderson
       Title: Managing Director